Phoenix Multi-Portfolio Fund
          Phoenix International Portfolio and Phoenix Mid Cap Portfolio
      Supplement dated November 2, 1998 to Prospectus dated March 27, 1998 as supplemented May 28, 1998 and June 26, 1998


INTERNATIONAL PORTFOLIO

         At a meeting held on October 27, 1998, the shareholders of the International Portfolio voted to approve the retention of Aberdeen Fund Managers, Inc. as subadviser to the International Portfolio.

Management of the Trust

         The following should be inserted as the third paragraph under the heading "The Advisers" on page 31 of the Prospectus:

         Aberdeen Fund Managers, Inc. ("Aberdeen") serves as subadviser to the International Portfolio as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the International Portfolio. For its services, Aberdeen is paid a fee by PIC equal to 0.375% of the average daily net assets of the International Portfolio up to $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. Aberdeen has been an investment adviser since 1995 and is a subsidiary of Aberdeen Asset Management PLC which was established in 1983. As of September 30, 1998, Aberdeen managed in excess of $1.27 billion in assets for institutions. Aberdeen also serves as subadviser to Phoenix-Aberdeen Series Fund, Phoenix Worldwide Opportunities Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen's principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394.

The Portfolio Managers

         The following replaces the paragraph under the heading "International Portfolio located on page 32 of the Prospectus and the paragraph under the same heading contained in the Supplement dated May 28, 1998.

         The investment and trading decisions for the International Portfolio are made by a team of Aberdeen's equity professionals.


PHOENIX MID CAP PORTFOLIO

         At a meeting held on October 27, 1998, the shareholders of the Mid Cap Portfolio voted to approve the retention of Seneca Capital Management LLC as subadviser to the Mid Cap Portfolio.

         Please refer to the Supplement dated June 26, 1998 for information about Seneca and a description of the subadvisory arrangements.



         Investors should retain this supplement with their prospectus for future reference.



PXP 467MC2 (11/98)